Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Contingencies
16.	Contingencies

Nucor is subject to environmental laws and regulations established by federal, state and local authorities and, accordingly, makes provision for the estimated costs of compliance. Of the undiscounted total of $27.2 million of accrued environmental costs at December 31, 2014 ($22.9 million at December 31, 2013), $11.3 million was classified in accrued expenses and other current liabilities ($6.9 million at December 31, 2013) and $15.9 million was classified in deferred credits and other liabilities ($16.0 million at December 31, 2013). Inherent uncertainties exist in these estimates primarily due to unknown conditions, evolving remediation technology and changing governmental regulations and legal standards.

Nucor has been named, along with other major steel producers, as a co-defendant in several related antitrust class-action complaints filed by Standard Iron Works and other steel purchasers in the United States District Court for the Northern District of Illinois. The majority of these complaints were filed in September and October of 2008, with two additional complaints being filed in July and December of 2010. Two of these complaints have been voluntarily dismissed and are no longer pending. The plaintiffs allege that from April 1, 2005 through December 31, 2007, eight steel manufacturers, including Nucor, engaged in anticompetitive activities with respect to the production and sale of steel. The plaintiffs seek monetary and other relief. Five of the eight defendants have reached court approved settlements with the plaintiffs. Although we believe the plaintiffs’ claims are without merit, we will continue to vigorously defend against them, but we cannot at this time predict the outcome of this litigation or estimate the range of Nucor’s potential exposure and, consequently, have not recorded any reserves or contingencies related to this lawsuit.

On March 25, 2014, a jury in the U.S. District Court for the Southern District of Texas returned a verdict against Nucor and its co-defendants in an antitrust lawsuit brought by plaintiff MM Steel, LP, a steel plate service center located in Houston. The jury returned a verdict of $52.0 million in damages against all defendants jointly and severally. On June 1, 2014, pursuant to antitrust laws providing for treble damages, the court awarded a judgment to MM Steel jointly and severally against the defendants in an amount totaling $160.8 million after including costs and attorneys’ fees. The Company has appealed the judgment to the U.S. Court of Appeals for the Fifth Circuit, and believes that it has valid grounds to have the judgment vacated or reversed. The Company believes that the evidence against Nucor was insufficient to support any finding that Nucor was involved in a horizontal conspiracy. The Company believes that the trial court wrongly excluded relevant testimony of Nucor’s expert witness. The Company believes that the trial court erred in admitting hearsay evidence. Finally, the Company believes that the trial court did not sufficiently instruct the jury on applicable legal principles. As a result, the Company believes that the likelihood that the judgment will be affirmed is not probable, and, accordingly, it has not recorded any reserves or contingencies related to this legal matter. Although we are defending this lawsuit vigorously, its ultimate resolution is uncertain.

We are from time to time a party to various other lawsuits, claims and legal proceedings that arise in the ordinary course of business. With respect to all such lawsuits, claims and proceedings, we record reserves when it is probable a liability has been incurred and the amount of loss can be reasonably estimated. We do not believe that any of these proceedings, individually or in the aggregate, would be expected to have a material adverse effect on our results of operations, financial position or cash flows. Nucor maintains liability insurance for certain risks that is subject to certain self-insurance limits.